UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust

(Name of registrant as specified in its charter)

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Texas Pacific Land Trust Files Investor Presentation to Provide Shareholders with Further Information about the Trust’s Business and Strong Performance

Presentation Now Available at www.TrustTPL.com

Texas Pacific Land Trust (NYSE: TPL) (the “Trust”) today filed an investor presentation with the Securities and Exchange Commission (the “SEC”) to continue to provide investors with additional information about the evolution of the Trust’s business model. All shareholders are encouraged to review the presentation on our proxy site www.TrustTPL.com.

The presentation provides information on the Trust’s valuable assets and thoughtful investment strategy as well as the significant value creation opportunities across its businesses, including in its fast-growing Texas Pacific Water Resources business. This winning strategy allowed the Trust to deliver outstanding shareholder returns of 475% in the five years preceding the start of the dissidents’ campaign, including approximately $250 million returned to shareholders through dividends and share repurchases during that period.

“In 2017, we transformed our strategy to take advantage of additional opportunities by creating the water services business, a strategic decision that has already yielded significant results for shareholders,” said Trustee David E. Barry. “During recent months, we have been developing an investor presentation to reflect this more active management strategy and give shareholders greater insight into our new business model and the opportunities we see ahead. We are proud of our track record of delivering value, and we appreciate our shareholders’ support and continued interest in the Trust’s operations and performance. We will continue to evaluate ways to further enhance transparency and change to our corporate governance. To that end, we will utilize the exceptional governance expertise of General Don Cook if he is elected as TPL’s next Trustee.”

At www.TrustTPL.com, shareholders can also find information on how to vote their shares in support of General Donald “Don” G. Cook’s election as Trustee either online or by mail by signing and returning the BLUE proxy card in advance of the voting deadline at the Special Meeting of Shareholders, scheduled for May 22, 2019. Shareholders are strongly urged to discard any white proxy card distributed by the dissident group opposed to General Cook.

Shareholders with any questions should contact the Trust’s proxy solicitors, MacKenzie Partners by either phone at (800) 322-2885 (toll free in the U.S.) or (212) 929-5500 (outside the U.S.) or by email at proxy@mackenziepartners.com.

About Texas Pacific Land Trust

Texas Pacific Land Trust is one of the largest landowners in the State of Texas with approximately 900,000 acres of land in West Texas. Texas Pacific was organized under a Declaration of Trust to receive and hold title to extensive tracts of land in the State of Texas, previously the property of the Texas and Pacific Railway Company, and to issue transferable Certificates of Proprietary Interest pro rata to the holders of certain debt securities of the Texas and Pacific Railway Company. Texas Pacific’s trustees are empowered under the Declaration of Trust to manage the lands with all the powers of an absolute owner.

Additional Information and Where to Find It

Texas Pacific has filed its definitive proxy statement on Schedule 14A and form of BLUE proxy card with the SEC in connection with the solicitation of proxies for the Special Meeting. Texas Pacific, its trustees and its executive officers are participants in the solicitation of proxies from holders of Texas Pacific sub-share certificates in connection with the matters to be considered at the Trust’s upcoming Special Meeting. Information regarding the names of the Trustees and executive officers and their respective interests in the Trust by security holdings or otherwise is set forth in the Texas Pacific’s definitive proxy statement. HOLDERS OF TEXAS PACIFIC SUB-SHARE CERTIFICATES ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND BLUE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. A free copy of the Texas Pacific’s definitive proxy statement and other relevant documents that Texas Pacific files with the SEC may be obtained through the SEC’s website at www.sec.gov or at Texas Pacific’s website at www.tpltrust.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Forward-Looking Statements

This press release may contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release, other than statements of historical fact, are “forward-looking statements” for purposes of these provisions, including statements regarding Texas Pacific’s future operations and prospects, the markets for real estate in the areas in which Texas Pacific owns real estate, applicable zoning regulations, the markets for oil and gas, production limits on prorated oil and gas wells authorized by the Railroad Commission of Texas, expected competitions, management’s intent, beliefs or current expectations with respect to Texas Pacific’s future financial performance and other matters. Texas Pacific cautions readers that various factors could cause its actual financial and operational results to differ materially from those indicated by forward-looking statements made from time-to-time in news releases, reports, proxy statements and other written communications, as well as oral statements made from time to time by representatives of Texas Pacific. The following factors, as well as any other cautionary language included in this press release, provide examples of risks, uncertainties and events beyond our control that may cause Texas Pacific’s actual results to differ materially from the expectations Texas Pacific describes in such forward-looking statements: global economic conditions; market prices of oil and gas; the demand for water services by operators in the Permian Basin; the impact of government regulation; the impact of competition; the continued service of key management personnel; and other risks and uncertainties disclosed in Texas Pacific’s annual reports on Form 10-K and quarterly reports on Form 10-Q. We undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other factors that affect the subject of these statements, except where we are expressly required to do so by law.

Contacts

Media:

Abernathy MacGregor

Sydney Isaacs / Jeremy Jacobs

(713) 343-0427 / (212) 371-5999

sri@abmac.com / jrj@abmac.com

Investor Relations:

MacKenzie Partners

Paul Schulman / David Whissel

(212) 929-5500 or (800) 322-2885

pschulman@mackenziepartners.com